Exhibit 10.62

WAIVER AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT AND SECURITY AGREEMENT

THIS WAIVER AND FIRST AMENDMENT (this “Amendment”) is entered into as of March 27, 2015, by and among FUSION NBS ACQUISITION CORP. a Delaware corporation (“Borrower”), FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), NETWORK BILLING SYSTEMS, L.L.C., a New Jersey limited liability company (“NBS”), FUSION BVX LLC, a Delaware limited liability company (“BVX”), PINGTONE COMMUNICATIONS, INC., a Delaware corporation (“PingTone,” and together with Parent, NBS, BVX, the “Guarantors”, and together with the Borrower, the “Credit Parties”), the financial institutions set forth on the signature pages hereto (each a “Lender” and collectively, “Lenders”) and Praesidian Capital Opportunity Fund III, LP as agent for Lenders (in such capacity, “Agent”).

BACKGROUND

Credit Parties, Lenders and Agent are parties to a Second Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of October 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

Credit Parties have requested that Agent and Lenders waive an Event of Default that has occurred and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Waiver.  Credit Parties acknowledge that Capital Expenditures in the fiscal year ending December 31, 2014 totaled $3,717,541, which exceeded the maximum amount of Capital Expenditures permitted under Section 9.15(c) of the Loan Agreement and that such failure constitutes an Event of Default under Section 11.01(c) of the Loan Agreement (the “Specified Default”). Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent and Lenders hereby waive such Event of Default.

3. Amendment of Financial Covenant. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the financial covenant set forth in Section 9.15(c) and 9.15(e) of the Loan Agreement is hereby amended to read in its entirety as follows:

“(c)           Borrower Capital Expenditures.  The Borrower shall not, and shall cause its Subsidiaries not to, contract for, purchase or make any expenditure or commitments for Capital Expenditures in the fiscal year ending on December 31, 2015 in an aggregate amount in excess of $2,782,459 or in any fiscal year ending after December 31, 2015 in an aggregate amount in excess of $2,750,000.

(e)           Minimum Parent EBITDA.  The Parent shall not permit Parent EBITDA, measured as of the last day of each period of four consecutive fiscal quarters beginning with the four consecutive fiscal quarters ending June 30, 2015, to be less than the amount of EBITDA for such period.”

4. Conditions of Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions precedent:  Agent shall have received (i) four (4) copies of this Amendment executed by Credit Parties and Required Lenders, and (ii) payment of Lenders’ costs and expenses, including reasonably attorneys’ fees and expenses in connection with this Amendment.

5. Representations and Warranties.  Each Credit Party hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement constitute legal, valid and binding obligations of each Credit Party and are enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or by general principles of equity.

(b) Upon the effectiveness of this Amendment, each Credit Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing immediately prior to giving effect to this Amendment other than the Specified Event of Default, and no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d) No Credit Party has any defense, counterclaim or offset with respect to the Loan Agreement.

6. Effect on the Loan Agreement.

(a) The Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, as amended hereby, shall remain in full force and effect, and are hereby ratified and confirmed.

(b) Except as expressly provided in Sections 2 and 3, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or other modification of any right, power or remedy of Agent or Lenders, nor constitute a waiver or other modification of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

(c) This Amendment shall be a Transaction Document for all purposes under the Loan Agreement.

(d) This Amendment applies solely with respect to the Specified Default and does not apply to, or constitute a waiver or other modification of, any other Default or Event of Default that exists or may exist under the Loan Agreement or any of the other Transaction Documents, including, without limitation, the Credit Parties’ failure to comply with the covenant set forth in Section 9.15(c) of the Loan Agreement, as modified hereby.  Except with respect to the Specified Default, such modification does not (x) constitute a waiver of compliance by any Credit Party with respect to any other term, provision or condition of the Loan Agreement or any other Transaction Document, or any other instrument or agreement referred to therein; or (y) prejudice any right or remedy that the Lenders and Agent may now have or may have in the future under or in connection with the Loan Agreement or any other Transaction Document.

7. GOVERNING LAW.  THIS AMENDMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

8. Release.  In consideration of the agreements of Agent and Lenders contained herein, each Credit Party on behalf of itself and its successors, assigns, and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Agent, each Lender and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, whether liquidated or unliquidated, matured or unmatured, asserted or unasserted, fixed or contingent, foreseen or unforeseen and anticipated or unanticipated, which such Credit Party, or any of its successors, assigns, or other legal representatives and its successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in relation to, or in any way in connection with the Loan Agreement, as amended and supplemented through the date hereof, this Amendment and the Transaction Documents.

9. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission or electronic transmission of a “pdf” or similar file shall be deemed to be an original signature hereto.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

Borrower:	FUSION NBS ACQUISITION CORP.

	By:	/s/ Gordon Hutchins, Jr.
	Name:	Gordon Hutchins, Jr.
	Title:	President

Guarantors:	FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

	By:	/s/ Gordon Hutchins, Jr.
	Name:	Gordon Hutchins, Jr.
	Title:	President

NETWORK BILLING SYSTEMS, LLC

	By:	/s/ Gordon Hutchins, Jr.
	Name:	Gordon Hutchins, Jr.
	Title:	President

FUSION BVX LLC

	By:	/s/ Gordon Hutchins, Jr.
	Name:	Gordon Hutchins, Jr.
	Title:	President

FUSION PTC ACQUISITION, INC.

	By:	/s/ Gordon Hutchins, Jr.
	Name:	Gordon Hutchins, Jr.
	Title:	President

PINGTONE COMMUNICATIONS, INC.

	By:	/s/ Gordon Hutchins, Jr.
	Name:	Gordon Hutchins, Jr.
	Title:	President

[signature page to waiver and first amendment to second amended and restated securities purchase agreement and security agreement]

Lenders:	PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

	By:	Capital Opportunity GP III, LLC,
its General Partner

	By:	/s/ Jason D. Dratell
	Name:	Jason D. Dratell
	Title:	Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, L.P.

	By:	Praesidian Capital Opportunity GP III-A, LLC,
its General Partner

	By:	/s/ Jason D. Dratell
	Name:	Jason D. Dratell
	Title:	Manager

PLEXUS FUND II, LP

	By:	Plexus Fund II GP,
its General Partner

	By:	/s/ Robert R. Anders, Jr.
	Name:	Robert R. Anders, Jr.
	Title:	PTR

PLEXUS FUND III, L.P.

	By:	Plexus Fund III GP, LLC
its General Partner

	By:	/s/ Robert R. Anders, Jr.
	Name:	Robert R. Anders, Jr.
	Title:	PTR

[signature page to waiver and first amendment to second amended and restated securities purchase agreement and security agreement]

PLEXUS FUND QP III, L.P.

By:	Plexus Fund III GP, LLC
its General Partner

By:	/s/ Robert R. Anders, Jr.
Name:	Robert R. Anders, Jr.
Title:	PTR

UNITED INSURANCE COMPANY OF AMERICA

By:	/s/ John Boschelli
Name:	John Boschelli
Title:	Assistant Treasurer

[signature page to waiver and first amendment to second amended and restated securities purchase agreement and security agreement]

Agent:	PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

	By:	Praesidian Capital Opportunity GP III, LLC,
its General Partner

	By:	/s/ Jason D. Dratell
	Name:	Jason D. Dratell
	Title:	Manager

[signature page to waiver and first amendment to second amended and restated securities purchase agreement and security agreement]